UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2021

SUMMIT NETWORKS, INC.

(Name of small business in its charter)

Nevada	333-199108	35-2511257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

S101-5289 Cambie Street

Vancouver BC Canada V5Z 0J5

(Address of principal executive offices)

Registrant’s telephone number:

604-336-5353

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒  No

Securities registered pursuant to Section 12(b) of the act: None

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:

Explanatory Note

This current report on Form 8-K is being filed as an amendment to include a letter from the Company’s prior audit firm in accordance with the requirements of Item 3.04 of Regulation S-K. That firm was dismissed. The Company’s 10-Q for the period ending June 30, 2021 was reviewed by the Company’s new accounting firm Assenture and was filed on August 11, 2021.

Item 4.01 Changes In Registrant’s Certifying Accountant

The Board of Directors of Summit Networks, Inc. (the “Company”), acting as the Company’s Audit Committee, announces that it has appointed Assenture as the Company’s independent auditor for the 2021 fiscal year ending July 31, 2021, replacing Prager Metis CPA’s, LLC (“PMC”). Assenture’s address is 20 Maxwell Road, #11-07/08 Maxwell House, Singapore 069113.

This action effectively terminates the Company’s engagement of PMC for the fiscal year ending July 31, 2021. Through the date of this Form 8-K, there have been no disagreements with PMC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to PMC’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports

The Company has provided PMC with a copy of this form 8-K and the Company has requested that PMC furnish a letter addressed to the Commission stating whether they agree with the statements above.

For the years ended July 31, 2019 and 2020 and through the date of this form 8-K, neither the Company nor anyone acting on the Company’s behalf consulted Assenture with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K. Assenture has been asked to review this disclosure and Assenture has been provided an opportunity to furnish a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
99.1	Accountants Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Summit Networks Inc.

Date: August 31, 2021	By:	/s/ Shuhua Liu
Shuhua Liu
Chief Executive Officer
(Principal Executive Officer)

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